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                           Exhibit 23.2

                       Consent of Olive LLP
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                                                     Exhibit 23.2


            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We hereby consent to the incorporation by reference in Registration Statement on Form S-8 to be filed on behalf of Vermilion Bancorp, Inc., of our report dated October 20, 1998, on the consolidated financial statements of Vermilion Bancorp, Inc. for the year ended September 30, 1998, which report is incorporated in the Annual Report on Form 10-KSB of Vermilion Bancorp, Inc.


/s/ Olive LLP
Decatur, Illinois
March 8, 1999
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